AMENDMENT NO. 3 TO CREDIT AGREEMENT

      THIS AMENDMENT NO. 3 (this "Amendment No. 3") is entered into as of December 18, 2008, by and among SMP MOTOR PRODUCTS LTD., a corporation amalgamated under the laws of Canada ("Borrower"), STANDARD MOTOR PRODUCTS, INC., a New York corporation ("SMP"), STANRIC, INC., a Delaware corporation ("SI"), MARDEVCO CREDIT CORP., a New York corporation ("MCC"; and together with SMP and SI, each individually a "Credit Party", and collectively, "Credit Parties"), lenders who are party from time to time to the Credit Agreement ("Lenders"), GE CANADA FINANCE HOLDING COMPANY, a Nova Scotia unlimited liability company, for itself, as Lender, and in its capacity as Agent for Lenders ("Agent"), and GE CAPITAL MARKETS, INC., as Lead Arranger and Bookrunner.

                                   BACKGROUND

      Borrower, Agent and Lenders are parties to a Credit Agreement dated as of December 29, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Agent and Lenders provide Borrower with certain financial accommodations.

      Borrower has requested that Agent and Lenders make certain amendments to the Loan Agreement, and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

      NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrower by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement; provided, however, that all capitalized terms not otherwise defined herein or in the Loan Agreement shall have the meanings given to them in the US Credit Agreement.

      2. Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

            (a) Section 1.3(b)(i) is amended as follows:

                  (i) By deleting therefrom "Section 6.8(a)" and substituting therefore "Sections 6.8(a) and (h)"; and

                  (ii) By adding at the end of the first parenthetical thereof the proviso "; provided, however, that in the case only of asset dispositions permitted by Section 6.8(h) of the US Credit Agreement, cash proceeds of such asset dispositions shall be excluded from the mandatory prepayment requirements of this Section 1.3(b) only to the extent that (x) such cash proceeds are applied in accordance with the requirements of Section 1.3(b)(ii) of the US Credit Agreement and (y) the amount of such cash proceeds is added to the amount of the Canadian Reserve under the US Credit Agreement to the extent necessary based upon any reduction to the SMP Canada Borrowing Base due to such asset dispositions under Section 6.8(h) of the US Credit Agreement".

            (b) Section 1.5(a) is amended and restated as follows:

                  "On and after the Amendment No. 3 Effective Date, Borrower shall pay interest to Agent, for the ratable benefit of Lenders in accordance with the Loan being made by each Lender, in arrears on each applicable Interest Payment Date, at a fluctuating rate equal to (A) the Index Rate plus the Applicable Revolver Index Margin per annum or (B) at the election of Borrower and absent the existence of a Default or Event of Default, the applicable LIBOR Rate plus the Applicable Revolver LIBOR Margin per annum.

            (c) Annex A is amended as follows:

                  (i) The following defined terms are added in their appropriate alphabetical order:

                        (A) "Amendment No. 3" means that certain Amendment No. 3
                  to Credit Agreement dated as of December 18, 2008 by and among SMP Canada, SI, MCC, SMP, Agent, and the Lenders party thereto."

                        (B) "Amendment No. 3 Effective Date" means the date on
                  which the conditions precedent set forth in Section 3 of Amendment No. 3 are satisfied.

                  (ii) Each of the following defined terms is amended as
            follows:

                        (A) The definition of "Index Rate" is amended and
                  restated as follows:

                        "Index Rate" means, for any day, a floating rate equal to the higher of (i) the rate publicly quoted from time to time by The Wall Street Journal as the "prime rate" (or, if The Wall Street Journal ceases quoting a prime rate, the highest per annum rate of interest published by the Federal Reserve Board in Federal Reserve statistical release H.15 (519) entitled "Selected Interest Rates" as the Bank prime loan rate or its equivalent) and (ii) the Federal Funds Rate plus 50 basis points per annum; provided that in no event will the Index Rate plus the Applicable Revolver Index Margin be less than the LIBOR Rate for a one month LIBOR Period in effect on each day (based on the published rate as of 2 Business Days prior to each day) plus the Applicable Revolver LIBOR Margin. Each change in any interest rate provided for in the Agreement based upon the Index Rate shall take effect at the time of such change in the Index Rate."

                        (B) The definition of "LIBOR Rate" is amended and
                  restated as follows:

                        "LIBOR Rate" means for each LIBOR Period, a rate of interest determined by Agent equal to the offered rate for deposits in United States Dollars for the applicable LIBOR Period that appears on Reuters Screen LIBOR01 Page as of 11:00 a.m. (London, England time), on the second full LIBOR Business Day next preceding the first day of such LIBOR Period. If no such offered rate exists, such rate will be the rate of interest per annum, as determined by Agent (rounded upwards, if necessary, to the nearest 1/100 of 1%) at which deposits of United States Dollars in immediately available funds are offered at 11:00 A.M. (London, England time) on the second full LIBOR Business Day next preceding the first day of such LIBOR Period by major financial institutions reasonably satisfactory to Agent in the London interbank market for the applicable LIBOR Period and for an amount equal or comparable to the principal amount of the Loans to be borrowed, converted or continued as LIBOR Loans on such date of determination."

            (d) Clause (c) of Annex C is amended as follows:

                  (i) By deleting from the second sentence thereof (x) the
            phrase ", such bank agrees, from and after the receipt of a notice (an "Activation Event") from Agent (which Activation Notice may be given by Agent at any time at which (1) an Event of Default has occurred and is continuing or (2) an event or circumstance having a Material Adverse Effect has occurred, (any of the foregoing being referred to herein as an "Activation Notice") and (y) the phrase "from and after receipt of an Activation Notice from Agent upon the occurrence of an Activation Event" in clause (iii) (B).

                  (ii) By deleting from the third sentence thereof the phrase
            "From and after the date Agent has delivered an Activation Notice to any bank with respect to any Blocked Account(s)".

      3. Conditions of Effectiveness. This Amendment No. 3 shall become effective upon satisfaction of the following conditions precedent: Agent shall have received (i) four (4) copies of this Amendment No. 3 executed by Borrower and Lenders, (ii) four (4) copies of Amendment No. 4 to Second Amended and Restated Credit Agreement dated as of the date hereof by and among the Credit Parties, lenders party thereto, General Electric Capital Corporation, as lender and as agent for lenders, Bank of America, N.A., as lender and as a co-syndication agent, Wachovia Bank, N.A., as lender and as a co-syndication agent, and JP Morgan Chase Bank, N.A., as lender and as documentation agent, which amendment shall have been duly executed and delivered by the parties thereto, (iii) payment to each Lender of an amendment consent fee equal to 0.50% of the amount of each Lender's Term Loan Commitment under the Loan Agreement and payment of all fees and expenses due and payable to Agent's own account in connection with this Amendment No. 3 and the Loan Agreement and (iv) such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Agent or its counsel, each of which shall be in form and substance satisfactory to Agent and its counsel.

      4. Representations and Warranties. Borrower hereby represents and warrants as follows:

            (a) This Amendment No. 3 and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

            (b) Upon the effectiveness of this Amendment No. 3, Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment No. 3.

            (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment No. 3.

            (d) No Borrower has any defense, counterclaim or offset with respect to the Loan Agreement.

      5. Effect on the Loan Agreement.

            (a) Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

            (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

            (c) The execution, delivery and effectiveness of this Amendment No. 3 shall not operate as a waiver of any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

      6. Governing Law. This Amendment No. 3 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

      7. Headings. Section headings in this Amendment No. 3 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 3 for any other purpose.

      8. Counterparts; Facsimile. This Amendment No. 3 may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

      IN WITNESS WHEREOF, this Amendment No. 3 has been duly executed as of the day and year first written above.

                                          SMP MOTOR PRODUCTS LTD.

                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:


                                          GE CANADA FINANCE HOLDING COMPANY,
                                          as Agent and Lender

                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:


                                          [Additional Signature Page to Follow]

                                          BANK OF AMERICA, N.A., by its
                                          Canada Branch

                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:


                                          HSBC BANK CANADA

                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:

                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:


                                          JPMORGAN CHASE BANK, N.A.,
                                          Toronto Branch

                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:


                                          [Additional Signature Page to Follow]

                                          WELLS FARGO FINANCIAL CORPORATION
                                          CANADA

                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:


                                          WACHOVIA CAPITAL FINANCE CANADA

                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:

The following Persons are signatories to this Amendment No. 3 in their capacity as Credit Parties and not as Borrower.

                                          MARDEVCO CREDIT CORP.

                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:


                                          STANRIC, INC.

                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:


                                          STANDARD MOTOR PRODUCTS, INC.

                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:

The undersigned is a signatory to this Agreement solely in its capacity as agent on behalf of the Agent and Secured Parties hereunder under the Security Agreement dated February 7, 2003, as amended, entered into between the undersigned and the Credit Parties that are signatory thereto.

                                          GENERAL ELECTRIC CAPITAL CORPORATION,
                                          as US Agent

                                          By:
                                             -----------------------------------
                                          Name:
                                          Title: